UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2016

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	000-55364	36-4787690
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Suite 400, 41 University Drive
Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 809-2018

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the filing of a preliminary short form prospectus with the securities regulatory authorities in each of the provinces of Canada, except Québec, as discussed below in Item 8.01 of this Form 8-K, Helius Medical Technologies, Inc. (“we”, or the “Company”) has updated its existing public disclosure as follows. The following disclosure in this Item 7.01 also appears in the preliminary short form prospectus and should be read in conjunction with “Item 1. Business” and “Item 1A. Risk Factors” of the Company’s Form 10-K for the fiscal year ended March 31, 2015, as amended on January 11, 2016 (the “Annual Report”), and the Company’s Form 10-Qs for the fiscal quarters ending June 30, 2015 and September 30, 2015, each as amended on January 11, 2016.

Licensed Intellectual Property

Pursuant to the Second Amended and Restated Sublicense Agreement dated as of June 6, 2014 entered into between Advanced NeuroRehabilitation, LLC (“ANR”) and the Company’s wholly owned subsidiary, NeuroHabilitation Corporation (“NHC”) (the “Sublicense Agreement”), ANR has granted NHC a worldwide, exclusive license to make, have made, use, lease and sell devices utilizing certain patent applications, which are collectively referred to as the “Patent Pending Rights”. The Patent Pending Rights relate to the Company’s Portable Neuromodulation Stimulator (“PoNSTM”)device and include the following patents and patent applications, which cover a device that noninvasively delivers neurostimulation through the skin or intra- orally to the brain stem via the trigeminal nerve, the facial nerve or both:

U.S. Patent Application No.	Application Filing Date	Status	U.S. Patent No.	Issue Date	Subject Matter
12/348,301	1/4/2009	Issued	8,849,407	9/30/2014

non-invasive neurostimulation of the skin combined with simultaneous physical therapy to provide neurorehabilitation of a patient to treat various maladies including, e.g., TBI, stroke and Alzheimer's disease

14/340,144	7/24/2014	Issued	8,909,345	12/9/2014

non- invasive neurostimulation within a patient's mouth combined with physical therapy to provide neurorehabilitation of a patient to treat various maladies including, e.g., TBI, stroke, and Alzheimer's disease

14/341,141	7/25/2014	Issued	9,020,612	4/28/2015

non- invasive neurostimulation within a patient's mouth combined with cognitive therapy to provide neurorehabilitation of a patient resulting in improved reading comprehension and increased attention span as well as the treatment various maladies including, but not limited to, TBI, stroke, and Alzheimer's disease

14/615,766	2/6/2015	Pending	N/A	N/A	non- invasive neurostimulation within a patient's mouth combined with stimulation of the patient’s vision, hearing, vestibular systems, or somatosensory systems for the treatment of tinnitus
14/689,462	4/17/2015	Pending	N/A	N/A

non- invasive neurostimulation of a patient's skin combined with cognitive therapy to provide neurorehabilitation of a patient resulting in improved reading comprehension and increased attention span as well as the treatment various maladies including, e.g., TBI, stroke, and Alzheimer's disease

14/815,171	7/31/2015	Pending	N/A	N/A	non- invasive neurostimulation of a patient's mouth combined with therapy to provide neurorehabilitation of a patient, with a focus on features of a neurostimulation device
61/019,061 (Provisional)	1/4/2008	Expired	N/A	N/A	N/A
61/020,265 (Provisional)	1/10/2008	Expired	N/A	N/A	N/A

U.S. Patent Nos. 8,909,345 and 9,020,612 and U.S. Patent Application Nos. 14/615,766, 14/689,462 and 14/815,171 claim priority to U.S. Patent No. 8,849,407.

A U.S. provisional patent application provides the means to establish an early effective filing date for a later filed nonprovisional patent application. Therefore, though the two provisional applications have expired, they establish a priority date for U.S. Patent Nos. 8,849,407, 8,909,345, 9,020,612, and U.S. Patent Application Nos. 14/615,766, 14/689,462, 14/815,171 and any future filings that claim priority. We intend to file additional continuation applications in the USPTO claiming priority to U.S. Patent Application Nos. 14/615,766, 14/689,462, and 14/815,171 to protect other aspects of the PoNS device and related non- invasive neurostimulation techniques.

ANR, which is one of Helius’ significant shareholders, holds an interest in the Patent Pending Rights pursuant to an exclusive license from the inventors. U.S. Patent Application Nos. 14/615,766, 14/689,462, 14/815,171 are included in the exclusive license as the exclusive license agreement covers (i) U.S. Patent Application No. 12/348,301 and Provisional Application No. 61/019,061, (ii) any patents issuing therefrom, and (iii) any patents claiming priority to U.S. Patent Application No. 12/348,301 or Provisional Application No. 61/019,061, which U.S. Patent Application Nos. 14/615,766, 14/689,462, 14/815,171 claim priority through such provisional application as well as through Provisional Application 61/020,265.

In addition, ANR has agreed that ownership of any improvements, enhancements or derivative works of the Patent Pending Rights that are developed by NHC or ANR shall be owned by NHC, provided that if NHC decides not to patent such improvements, ANR may choose to pursue patent rights independently. Pursuant to the Sublicense Agreement, NHC has agreed to pay ANR royalties equal to 4% of NHC's revenues collected from the sale of devices covered by the Patent Pending Rights and services related to the therapy or use of devices covered by the Patent Pending Rights in therapy services. The Sublicense Agreement provides that the sublicense granted by ANR to NHC, if in good standing, shall not be cancelled, limited or impaired in any way should there be a termination of the master license granted by the inventors to ANR, which was acknowledged by the inventors in the Sublicense Agreement. On June 6, 2014, NHC and ANR entered into a second amended and restated sublicense agreement, or the Second Sublicense Agreement, which acknowledges the Reverse Merger (see “Our Corporate History Acquisition of NeuroHabilitation Corporation and Concurrent Financing” in the Annual Report), and adds us as a party to the agreement.

The license of the Patent Pending Rights are subject to the right of the government of the United States, which funded certain research relating to the development of the PoNSTM device, to a nonexclusive, non- transferable, irrevocable, paid- up license to use the Patent Pending Rights for governmental purposes. In addition, NHC has granted a perpetual, royalty-free license to the Patent Pending Rights back to ANR for non- profit research and development activities which do not compete with NHC's business and to produce and derive revenues from devices and services in connection with investigational uses of the PoNSTM device and related technology.

The license of the Patent Pending Rights is also subject to the terms of the Cooperative Research and Development Agreement (“CRADA”). In the event that Helius is not willing or unable to commercialize the PoNSTM technology within four years from the expiration of the CRADA, the Company is required to transfer possession, ownership and sponsorship/holdership of the regulation application, regulatory correspondence and supporting regulatory information related technology to the US Army Medical Research and Material Command (the “USAMRMC”) and grant the U.S. Government a non-exclusive, irrevocable license to any patent, copyright, data rights, proprietary information or regulatory information for the U.S. Government to commercialize the technology.

Company Owned Intellectual Property

On July 17, 2015, the Company announced that the USPTO issued the Company its first patent related to the design of version 4.0 of the PoNSTM device. U.S. Patent No. 9,072,889, “Systems for Providing Non-Invasive Neurorehabilitation of a Patient”, issued on July 7, 2015, is the first patent Helius has received related specifically to the new device design.

The Company filed 27 U. S. patent applications related to various technical and ornamental aspects of the PoNSTM version 4.0 device. The Company filed eleven non-provisional patent applications that describe various technical features in the version 4.0 device and 16 design patent applications describing various ornamental designs for the PoNSTM version 4.0 device. Helius is the sole assignee for these 27 U.S. patent filings. In addition to the patent that was already issued (U.S. Patent No. 9,072,889), the USPTO has issued notices of allowance for the following U.S. patent applications (two non-provisional patent applications and nine design patent applications):

U.S. Patent Application No.	Application Filing Date	Status	U.S. Patent No.	Issue Date	Subject Matter
14/559,123	12/3/2014	Allowed	TBD	TBD	utility application covering strain relief mechanisms for the connection between the mouthpiece and the controller
14/558,787	12/3/2014	Allowed	9,227,051	1/5/2016	utility application covering shape of the mouthpiece
29/510,741	12/3/2014	Allowed	TBD	TBD	design application covering an alternative version of the current PoNS™ 4.0 device (over-ear double boom design)
29/510,742	12/3/2014	Allowed	TBD	TBD	design application covering an alternative version of the current PoNS™ 4.0 device (overhead minimal interference design)

U.S. Patent Application No.	Application Filing Date	Status	U.S. Patent No.	Issue Date	Subject Matter
29/510,745	12/3/2014	Allowed	TBD	TBD	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,754	12/3/2014	Allowed	TBD	TBD	design application covering the controller used in the PoNS™ 4.0 device
29/510,755	12/3/2014	Allowed	TBD	TBD	design application covering an alternative controller not used in the current PoNS™ 4.0 device
29/510,746	12/3/2014	Allowed	TBD	TBD	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,749	12/3/2014	Allowed	TBD	TBD	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,747	12/3/2014	Allowed	TBD	TBD	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,748	12/3/2014	Allowed	TBD	TBD	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device

Additionally, Helius has filed 14 foreign design applications, seven in Canada, three in China, three in Russia, and one community design in Europe. The following three applications filed in China, which have been assigned to China Medical Systems Holdings LTD. pursuant to an asset purchase agreement (the “Strategic Agreement”) dated effective October 9, 2015 with A&B (HK) Limited (“A&B”) have been allowed:

Chinese Patent Application No.	Application Filing Date	Status	Chinese Patent No.	Issue Date	Subject Matter
201530177804.4	6/3/2015	Allowed	TBD	TBD	design application covering the system design currently used in the PoNS 4.0 device
201530178171.9	6/3/2015	Allowed	TBD	TBD	design application covering the mouthpiece design currently used in the PoNS 4.0 device
201530177398.1	6/3/2015	Allowed	TBD	TBD	design application covering the controller design currently used in the PoNS 4.0 device

Currently, Helius uses four trademarks in connection with the operation of the business: PoNS, NeuroHabilitation, NHC and Helius Medical Technologies. Helius owns the rights to the PoNSTM mark by virtue of an assignment agreement having an effective date of October 27, 2014 and entered into with ANR and the inventors of the PoNSTM technology. Helius is the sole owner of the rights in the NeuroHabilitation and NHC trademarks, and Helius is the owner of the rights in the Helius Medical Technologies mark. On October 31, 2014, Helius filed trademark applications in the USPTO for these four trademarks.

On January 7, 2015, Helius filed trademark applications with the Canada Intellectual Property Office, claiming priority to the corresponding U.S. applications filed on October 31, 2014. The Company is the owner of the rights in the NeuroHabilitation, NHC, and PoNS marks in Canada, and Helius is the owner of the rights in the Helius Medical Technologies mark in Canada. The Company has also applied for the PoNS trademark in Canada, Europe, Russia and China. Our intellectual property has been the subject of a lawsuit which has been dismissed. For a full description of this lawsuit, please see “Item 3. Legal Proceedings” in the Annual Report incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events.

On January 13, 2016, the Company filed a preliminary short form prospectus with the securities regulatory authorities in each of the provinces of Canada, except Québec, in connection with a best efforts offering (the “Canadian Offering”) of units (the “Units”) of the Company for minimum gross proceeds of CAD$8 million (the “Minimum Offering”) and maximum gross proceeds of CAD$20 million (the “Maximum Offering”) at a price per Unit to be determined in the context of the market. Each Unit will consist of one Class A common share in the capital of the Company (a “Common Share”) and one half of one common share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will entitle the holder thereof to acquire one additional Common Share on or before the date that is 36 months from the closing date of the Canadian Offering at an exercise price to be determined in the context of the market. The Units are being offered and sold by a registered broker dealer who will act as agent and sole bookrunner (the “Agent”) on behalf of the Company in connection with the Canadian Offering.

The Company will grant the Agent an over-allotment option (the “Option”), exercisable in whole or in part at any time and from time to time until the date that is 30 days from and including the closing date of the Canadian Offering, to purchase up to an additional 15% of the Units sold under the Canadian Offering on the same terms and conditions.

Assuming the Maximum Offering is achieved, the Company expects the net proceeds of the Canadian Offering to advance, including and without limitation, the following business objectives: (a) completion of the traumatic brain injury registrational clinical trial and submission of data for United States Food and Drug Administration (“FDA”) clearance; (b) build commercial inventory and successfully launch distribution post FDA clearance; (c) pursue registrational clinical trials in other neurological conditions including multiple sclerosis and stroke; (d) invest in device development to accelerate the launch of the next generation of the commercial PoNS™ therapy; and (e) general corporate purposes.

The Company has agreed to (i) pay the Agent a cash commission (the “Agent’s Fee”) equal to 6% of the gross proceeds of the Canadian Offering; and (ii) issue to the Agent non-transferrable compensation options (“Compensation Options”) exercisable to purchase that number of Units as is equal to 6% of the aggregate number of Units issued and sold under the Canadian Offering, including any Units sold pursuant to the exercise of the Option. Each Compensation Option will entitle the holder thereof to acquire one Unit at the Canadian Offering price until the date which is 24 months following the closing date of the Canadian Offering.

The Canadian Offering is subject to certain conditions including, but not limited to, the execution of a definitive agency agreement and the receipt of all necessary approvals, including the approval of the Toronto Stock Exchange (the “TSX”) to list the Company’s Common Shares, including the Common Shares underlying the Units and the Compensation Options, on the TSX, and the approval of the applicable securities regulatory authorities. The Company will use commercially reasonable efforts to obtain approval from the TSX to list the Warrants. Listing will be subject to the Company fulfilling all of the listing requirements of the TSX, including distribution of the Warrants to a minimum number of public securityholders.

This Current Report on Form 8-K and the prospectus mentioned herein do not constitute an offer to sell or a solicitation of an offer to buy any of the securities described therein. The securities proposed to be offered have not been registered under the Securities Act, or qualified under any state securities laws or the laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: January 13, 2016

	By:	/s/ Joyce LaViscount
	Name:	Joyce LaViscount
	Title:	Chief Financial Officer